Supplement dated November 18, 2009 to your Prospectus

Separate Account Eleven:

333-72042               PremierSolutions (Cornerstone) — HV-5776

Supplement dated November 18, 2009 to your Prospectus

The information contained under “Lord Abbett Fund Name Changes” in the Prospectus Supplement dated and filed with the Securities and Exchange Commission on July 2, 2009 is corrected as follows:

Lord Abbett Fund Name Change

Current Name	New Name

Lord Abbett All Value Fund — Class P	Lord Abbett Fundamental Equity Fund — Class P
Lord Abbett Americas Value Fund — Class P	Lord Abbett Capital Structure Fund — Class P
Lord Abbett Large Cap Core Fund — Class P	Lord Abbett Classic Stock Fund — Class P

As a result of the change, all references to the above listed as “Current Name” Funds will be deleted and replaced with the above listed as “New Name” Funds.

This supplement should be retained with the prospectus for future reference.